CTS Corporation 1st Quarter 2022 Earnings Call April 28, 2022 Exhibit 99.2

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition; changes in the economy generally and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions including TEWA Temperature Sensors and Ferroperm Piezoceramics (once closed subject to obtaining regulatory approvals and satisfaction of customary closing conditions); the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies. The information included in this press release includes the non-GAAP financial measures of adjusted gross margin, adjusted operating earnings, adjusted EBITDA, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations. CTS believes that adjusted gross margins, adjusted operating earnings, adjusted EBITDA, adjusted net earnings and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs. CTS believes that free cash flow is a useful measure of its ability to generate cash. CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

  First Quarter Organic growth +14% Non-transportation revenues +30%, organic 28% Transportation revenues +4%, excl. Smart Actuators 0.4% Tewa acquisition added $1.4m in sales in March New business wins $117M; added 4 new customers $19M operating cash flow, $16M free cash flow Improved profitability despite supply and inflation challenges All comparisons vs. same period in prior year unless otherwise noted 3 Q1 2022 – Delivered solid growth, Further advances in diversification

  Secular trends providing strong growth momentum 4 Non-transportation end markets – solid organic growth Industrial Medical Aerospace & Defense Momentum in inkjet printing – packaging material demand from growth in e-commerce Temperature sensing growth in commercial appliances, pool & spa, HVAC, refrigeration Strong mid to long term growth expected in imaging, wins in minimally invasive surgery and other applications Wins for Temperature and RF Filter products in satellite and GPS anti-jamming applications Continued traction in European military applications

Strategic acquisitions fueling diversification – M&A as a catalyst

TEWA TEMPERATURE SENSORS

- Founded in 1964, based in Lublin, Poland
- Leading designer and manufacturer of high-performance, high-quality thermistor and temperature probes in Europe
- Broad product portfolio to measure temperature for various industrial and medical applications
- Expanded CTS presence in Europe (footprint, commercial)
- Enhanced position with the distribution channel
- ~$15m/yr revenue, Expected to be ~$0.04 accretive in 2022

Key Products & Applications


Thermistors


Probes / Assemblies


Temperature Sensors


Boilers


HVAC


Instrumentation

Ferroperm™ Piezoceramics

- Founded in 1952, based in Kvistgaard, Denmark
- Closing subject to obtaining regulatory approvals and satisfaction of customary closing conditions
- High performance piezoelectric ceramic components for medical, industrial and defense applications
- Medical therapeutics products, complements CTS diagnostics focus
- Expansion into automation (Flow, Level, Vibration)
- Strengthens European presence in Piezoceramics

Key Products & Applications


Piezoceramic Components


Multilayer Tape Cast


PZT Thick Film


Medical Therapeutics


Medical Diagnostics


Aero & Defense

Expecting non-transportation sales closer to 50% in 2H 2022

5

6 >95% Light Vehicle portfolio carries over to Electric Vehicles > 50% expansion in Available Market with EV-related new products Traditional light vehicle key product Portfolio Light vehicle key products For BEV/HEV/PHEV and ICE New products for Electrification AC Motor Current Sensor AC Motor Position Sensor Chassis Height Sensor Accelerator Modules Brake Position Sensor Belt Tension Sensor Seat Track Position Sensor Seat Belt Buckle Switch Sensor 2022: $2.1Bn Available Market (SAM) >2030: $1Bn+ 2025: $2.2Bn + eBrake™ In Development

7 5 EV platform wins in Q1 – Total 26 8% of light vehicle sales from EV/Hybrid platforms, Goal: >25% by 2025 2 GM platforms

8 Revenue $580 $550 Adjusted Diluted EPS $2.45 $2.20 ($ millions) Key Assumptions Light vehicle market – US 13.5-14M, China ~24-25M, Europe 15-15.5M units, forecasts lowered from earlier this year Robust commercial vehicle market through 2022 Non-transportation markets robust in 1H, monitoring 2H demand Supply challenges and inflationary pressures persist, China COVID-19 shutdown resulting in additional risks Tax rate in the range of 21-23% excluding discrete items FY 2022 Guidance

1st Quarter 2022 Financial Results

10 Q1 2022 Financial Summary

Cash and Debt ($ Millions) Operating Cash Flow Q1 2022 – $5M 2021 – $14M Returned to shareholders Q1 2022 – $16M 2021 – $71M Free Cash Flow Strong Balance Sheet Solid Foundation for Strategic M&A Q1 2022 – $3.4M 2021 – $16M Capital Expenditures 11 ($ Millions) Consistently strong cash flow generation

Q & A

Appendix

($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Adj. Gross Margin Adj. Gross Margin % of Sales 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% 2020 $424.1 $1.12 $76.8 11.4% $26.7 $77.5 18.3% $139.1 32.8% 2021 $512.9 $1.93 $86.1 9.7% $26.9 $107.8 21.0% $184.6 36.0% 14 2021 $128.4 $0.46 $20.1 10.3% $6.8 $25.7 20.0% $42.6 33.2% 2022 $147.7 $0.67 $19.3 9.4% $6.7 $34.7 23.5% $54.9 37.2% Q1 Full Year Financial Summary

Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization 15 Regulation G Schedules

($ Millions, except percentages) Adjusted EBITDA 16 Regulation G Schedules

($ Millions) Adjusted Gross Margin 17 Regulation G Schedules

($ Millions) Free Cash Flow 18 Regulation G Schedules